Exhibit 99.1

News Release

Contact information:

John Sorensen

Visant Corporation

Telephone 914-595-8204

VISANT CORPORATION BUYS VERTIS COMMUNICATIONS’ FRAGRANCE SAMPLING BUSINESS

Subsidiary of Visant will assume fragrance assets

ARMONK, NEW YORK –September 11, 2006 – Visant Corporation today announced the closing of its acquisition of Vertis Communications’ fragrance sampling business.

“The acquisition of the Vertis Communications sampling business is another important strategic step for Visant, allowing us to continue to expand our Arcade Marketing business which services the fragrance, cosmetic, personal care and other consumer product markets” commented Marc L. Reisch, Chief Executive Officer of Visant.  Mr. Reisch further added, “in June of this year, Visant also acquired Dixon Direct to significantly expand our marketing services and production capabilities. That facility is now well positioned to support our growth in both our sampling and direct mail businesses.”

Mr. John Van Horn, President of Arcade Marketing, commented “we are excited about the opportunities this acquisition will create for us and our  customers and look forward to continuing to answer the sampling needs of our customers through our array of technologies.”

The acquisition was accomplished through a purchase of assets by a wholly owned subsidiary of Visant Corporation.  The assets and employees transitioning as part of the purchase will operate within Visant’s existing Marketing and Publishing Services segment under the Arcade Marketing name. Vertis will retain the physical plant in North Brunswick, New Jersey, where it will continue its core direct marketing business.

About Visant

Visant Corporation, is a leading marketing and publishing services enterprise servicing the school affinity, direct marketing, fragrance and cosmetics sampling and educational publishing markets.

Visant’s Marketing and Publishing Services segment produces multi-sensory and interactive advertising sampling systems, primarily for the fragrance, cosmetics and personal care markets, and innovative products and services to the direct marketing sector.  The group also produces testing and supplemental materials and related components for educational publishers.

For more information on Visant please visit http://www.visant.net.

About Vertis Communications

Vertis Communications serves as marketing partner to many of today’s Fortune 500 companies. Vertis Communications leverages its vast experience in managing large, complex, time-sensitive assignments to turn its clients’ marketing ideas into realities. Headquartered in Baltimore with more than 100 locations nationwide, Vertis Communications offers world-class consulting, creative, research, direct, media, technology, and production services. In 2005, Vertis was recognized as one of the “Most Admired Companies” in Marketing and Advertising by Fortune magazine.  To learn more, visit http://www.vertisinc.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This release may contain “forward-looking statements.”  Forward-looking statements are based on our current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may”, “might”, “will”, “should”, “estimate”, “project”, “plan”, “anticipate”, “expect”, “intend”, “outlook”, “continue”, “believe”, or the negative thereof or other similar expressions that are intended to identify forward-looking statements and information. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the company or industry results, to differ materially from historical results, any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are based on estimates and assumptions by our management that, although we believe are reasonable, are inherently uncertain and subject to a number of risks and uncertainties, and you should not place undue reliance on them. Such risks and uncertainties include those set forth in our filings with the Securities and Exchange Commission.  These factors could cause actual results to differ materially from historical results or those anticipated or predicted by the forward-looking statements. Forward-looking statements speak only as of the date they are made and we undertake no obligation to update publicly or revise any of them in light of new information, future events or otherwise, except as required by law.

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